UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2009
Dana Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)
3939 Technology Drive, Maumee, OH 43537
(Address of principal executive offices) (Zip Code)
(419) 887-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events	3
Item 9.01 Financial Statements and Exhibits	4
SIGNATURES	5
Exhibit Index
EX-23.1
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5

Item 8.01. Other Items.
     This Current Report on Form 8-K is being filed by Dana Holding Corporation (Dana) in anticipation of filing a Registration Statement on Form S-3 in connection with a shelf registration in the amount of $500 million. The Annual Report on Form 10-K for the year ended December 31, 2008, which Dana filed on March 16, 2009 and amended by Form 10-K/A on March 17, 2009 (2008 Form 10-K) will be incorporated by reference into the Form S-3. Dana is filing herewith updated financial statements and other affected financial information for the periods included in the 2008 10-K that reflect retrospective adjustments resulting from certain accounting changes. Specifically, Part I, Items 1 and 2 and Part II, Items 6, 7 and 8 of Dana’s 2008 Form 10-K have been adjusted to reflect changes arising from (i) the adoption of a new accounting standard; (ii) changes in Dana’s segment reporting that were effective January 1, 2009; and (iii) a change in the method of determining the cost of inventories for U.S. operations from LIFO to the FIFO that have been applied retrospectively in the updated financial statements filed herewith. The information in this Current Report on Form 8-K is not an amendment to or restatement of Dana’s 2008 Form 10-K. These events are discussed in more detail below.
Adoption of SFAS No. 160
     In December 2007, The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51” (SFAS 160). SFAS 160 changes the accounting for and reporting of noncontrolling or minority interests (now called noncontrolling interests) in consolidated financial statements and clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. We adopted SFAS 160 effective January 1, 2009.
Changes in Segment Reporting
     During the first quarter of 2009, our operating segments were reorganized in line with our management structure. The Light Axle and Driveshaft segments were combined into the Light Vehicle Driveline (LVD) segment and certain operations from these former segments were moved to our Commercial Vehicle and Off-Highway segments. In addition, we began allocating the costs of corporate administrative services and shared service centers to our segments based on segment sales, operating assets and headcount.
Change from LIFO to FIFO
     We changed the method of determining the cost of inventories for our U.S. operations from the LIFO basis to the FIFO basis effective January 1, 2009, with retrospective application to January 31, 2008.

     As discussed in Note 1 to the consolidated financial statements of Dana for the eleven months ended December 31, 2008, which are included in the 2008 Form 10-K, Dana Corporation (Prior Dana) filed a petition on March 3, 2006 with the United States Bankruptcy Court for the Southern District of New York for reorganization under the provisions of Chapter 11 of the Bankruptcy Code. Prior Dana’s Third Amended Joint Plan of Reorganization of Debtors and Debtors in Possession (as modified, the “Plan”) was confirmed on December 26, 2007. Confirmation of the Plan resulted in the discharge of certain claims against Prior Dana that arose before March 3, 2006 and substantially alters rights and interests of equity security holders as provided for in the Plan. The Plan was substantially consummated on January 31, 2008 and Prior Dana emerged from bankruptcy. In connection with its emergence from bankruptcy, Dana adopted fresh start accounting on January  31, 2008.
     As a result of these actions, the Dana 2008 Form 10-K for the year ended December 31, 2008 includes consolidated financial statements that present the financial position of Prior Dana and its subsidiaries at December 31, 2007, and the results of their operations and their cash flows for the period from January 1, 2008 through January 31, 2008 and for each of the two years in the period ended December 31, 2007, as well as the financial position of Dana and its subsidiaries at December 31, 2008, and the results of their operations and their cash flows for the period from February 1, 2008 through December 31, 2008.
     To reflect the new segment reporting, the application of SFAS 160 and the application of FIFO costing to U.S. inventories, as described herein, we are providing: revised consolidated financial statements of Dana as of and for the eleven months ended December 31, 2008 and of Prior Dana as of and for the one month ended January 31, 2008 and as of and for each of the two years in the period ended December 31, 2007 (Part II, Item 8); the corresponding Management’s Discussion and Analysis of Financial Condition and Results of Operations (Part II, Item 7); revised Part I, Items 1 and 2; and revised Part II, Item 6 from our 2008 Form 10-K.
     The information in this Current Report on Form 8-K does not reflect any event or development occurring after March 17, 2009, the date on which Dana filed the 2008 Form 10-K. Except as described above, Dana has not modified or updated any disclosures in the 2008 Form 10-K and this Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K. For a discussion of events and developments subsequent to the filing of the 2008 Form 10-K, please refer to the documents filed by Dana pursuant to Section 13(a), 13(c) or 15(d) of the Securities Exchange Act of 1934, as amended, since that date.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The following exhibits are filed with this report.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Revised Part I, Item 1. Business, Annual Report on Form 10-K for the year ended December 31, 2008, filed March 16, 2009

99.2	Revised Part I, Item 2. Properties, Annual Report on Form 10-K for the year ended December 31, 2008, filed March 16, 2009

99.3	Revised Part II, Item 6. Selected Financial Data, Annual Report on Form 10-K for the year ended December 31, 2008, filed March 16, 2009

99.4	Revised Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Annual Report on Form 10-K for the year ended December 31, 2008, filed March 16, 2009

99.5	Revised Part II, Item 8. Financial Statements and Supplementary Data, Annual Report on Form 10-K for the year ended December 31, 2008, filed March 16, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA HOLDING CORPORATION
Date: September 1, 2009	By:	/s/ James A. Yost
James A. Yost
Executive Vice President and Chief Financial Officer

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Revised Part I, Item 1. Business, Annual Report on Form 10-K for the year ended December 31, 2008, filed March 16, 2009

99.2	Revised Part I, Item 2. Properties, Annual Report on Form 10-K for the year ended December 31, 2008, filed March 16, 2009

99.3	Revised Part II, Item 6. Selected Financial Data, Annual Report on Form 10-K for the year ended December 31, 2008, filed March 16, 2009

99.4	Revised Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Annual Report on Form 10-K for the year ended December 31, 2008, filed March 16, 2009

99.5	Revised Part II, Item 8. Financial Statements and Supplementary Data, Annual Report on Form 10-K for the year ended December 31, 2008, filed March 16, 2009